SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

For Wells Fargo Advantage Intrinsic Value Fund

Class A, Class B, Class C, Administrator Class and Institutional Class

  WELLS FARGO ADVANTAGE INTERNATIONAL FUNDS

For Wells Fargo Advantage Intrinsic World Equity Fund

Class A, Class C, Administrator Class and Institutional Class

                Effective immediately, the portfolio management team for each Fund consists of Gary Lisenbee, David Graham and Jeffrey Peck.

                The section of each Fund’s prospectuses entitled "Organization and Management of the Funds – The Sub-Advisers and Portfolio Managers" and the section of each Fund’s Statement of Additional Information entitled “Management - Portfolio Managers” are revised accordingly.

LCR100D/P101SPD